Exhibit 32.3

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF
THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Simmons First National Corporation (the “Company”), on Form 10-Q for the period ended September 30, 2022, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, David W. Garner, Executive Vice President, Executive Director of Finance and Accounting and Chief Accounting Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 4, 2022

/s/ David W. Garner
David W. Garner
Executive Vice President, Executive Director of Finance
and Accounting and Chief Accounting Officer
(Principal Accounting Officer)